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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MediaNews Group, Inc. (the "Company") for the quarter year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Dean Singleton, Vice Chairman, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.


                                     /s/ WILLIAM DEAN SINGLETON
                                     --------------------------
                                     William Dean Singleton,
                                     Vice Chairman, Chief Executive Officer
                                     and Director
                                     November 6, 2003


A signed original of this written statement required by Section 906 has been provided to MediaNews Group, Inc. and will be retained by MediaNews Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.